Other Assets - Other Current Assets (Details) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Other current assets
Customer financing receivables, net	$ 170,273	$ 151,360
Other receivables	61,055	65,891
Value-added tax receivable	60,232	49,962
Contract assets	58,739	0
Prepaid royalties	52,712	59,596
Prepaid expenses	47,781	30,977
Other	53,269	49,734
Total other current assets	$ 504,061	$ 407,520